The Creation of a Storage, Networking
and Consumer Powerhouse

December 2006

Safe Harbor

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These
statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.
The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings.  LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere and LSI. In connection with the transaction, LSI will file a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus. The joint proxy statement/prospectus will be mailed to the shareholders of LSI and Agere. Investors and security holders of LSI and Agere are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about LSI, Agere and the proposed transaction. The joint proxy statement/prospectus (when it becomes available), and any other documents filed by LSI or Agere with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LSI and Agere by contacting, respectively, LSI Investor Relations by e-mail at investorrelations@lsi.com or by telephone at 1-800-433-8778 or by contacting Agere Investor Relations by e-mail at investor@agere.com.com or by telephone at 1-800-372-2447. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.  LSI, Agere and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in favor of the proposed transaction. Information about the directors and executive officers of LSI and Agere and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

Non-GAAP Financial Measures

Non-GAAP financial measures exclude gain or loss from the sale of, and income or loss from, discontinued operations; restructuring-related charges included in costs; primarily increased depreciation; certain other non-cash charges including equity compensation; net restructuring and other charges; purchased in-process research and development charges, amortization of acquired intangible assets, net gain or loss from the sale of operating assets, certain tax adjustments, cumulative effect of accounting changes, and certain nonrecurring charges.

The Creation of a Storage, Networking
and Consumer Powerhouse

Transaction Overview

1 Based on closing stock price of LSI on 12/01/2006

Approval by LSI and Agere shareholders, customary closing
conditions and regulatory approvals

Conditions

First calendar quarter 2007

Anticipated
Close

Jim Keyes, Non-Executive Chairman

9 directors; 6 designated by LSI and 3 designated by Agere

Board of
Directors

Abhi Talwalkar, President & CEO

Bryon Look, CFO

Leadership

52% LSI shareholders; 48% Agere shareholders

Pro Forma
Ownership

Stock-for-stock transaction valued at approximately $4B1

Consideration

Each share of Agere will be exchanged for 2.16
LSI shares

Terms

$500M stock repurchase program authorized

Stock
Repurchase

LSI LOGIC

agere systems

LSI LOGIC

agere systems

The Right Combination at the Right Time

Operating Expense Improvements

Strong Balance Sheet

Operating Income Growth

Deliver Long-Term
Growth and
Profitability

Storage

Networking

Mobility

Storage

Consumer

Aligned
Businesses to
Focused Strategy

New leadership teams in 2005

New Leadership
and Structure

Transformation
Milestones

Seagate
hp invent
Fujitsu Siemens Computers
Teradata a division of NCR
Emulex
IBM
inspur
Lenovo 联想
Fujitsu
EMC² where information lives
intel
Dell
Sun microsystems
sgi
acer
Brocade
Hitachi Inspire the Next
NEC

Cisco
Huawei
Nortel Networks
Alcatel
Ericsson
Extreme Networks

DoMiNo

Samsung
Philips
Panasonic ideas for life
Motorola
LG
Daewoo
vtech
JVC
zenith
Harmonic, Inc

7

LSI Market Segments

$251M

Consumer

DVD Recorder

Consumer
Appliance

OEM Storage
Systems

Enterprise HDDs

SAN Infrastructure

Int. Server Storage

Storage Systems

Storage Semi

$1.4B

Storage

$312M

Enterprise
Connectivity

Comm.

* Total revenue from last 4 quarters ending Sept’06

*

*

*

Seagate
SAMSUNG
Hitachi Global Storage Technologies
TOSHIBA
WD Western Digital
magicstor
CORNICE

ERICSSON
AVAYA
CISCO
Huawei Technologies
Lucent Technologies
NOKIA
SIEMENS
hp invent
QLOGIC
NEC
Sun
NORTEL NETWORKS

SAMSUNG
SIRIUS SATELLITE RADIO
AMOI 夏新
capitel
COMPAL
NEC
MITSUMI.COM

8

Agere Market Segments

$625M

Storage

Desktop HDDs

Notebook HDDs

Consumer HDDs

*

$394M

Mobility

GPRS / EDGE / 3G
Handsets

*

* Total revenue from last 4 quarters ending Sept’06

$551M

Networking

SAN Infrastructure

SMB

Wireless/Wireline

*

Strategic Rationale for Combination

Multiple revenue streams

Sizable synergies of at least $125M/year

Expected to be meaningfully accretive to non-GAAP EPS in ’08*

Strengthen

Financials

Storage: Grow within and beyond the enterprise

Networking: Expand quality of service into the premise

Mobility: Grow from a solid GPRS/EDGE base

Entertainment CE: Expand media processing strength

Grow

Revenue

Engines

Customers: Increasing value in focus markets

IP: >10,000 issued  and pending US patents combined

Talent: >4,200 combined engineers with >1,700 PhD’s & MSEE’s

Extend

Industry

Leadership

Creating a storage, networking and consumer powerhouse

* CY 2008

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LSI LOGIC
agere systems

Highly Complementary Strategic Fit

Small/Medium Business

Enterprise Connectivity

Media Processing

Consumer
$644M

Combined

Network

$863M

Storage

$2.0B

Market Focus

SAN Semi

HDD Semi

Strength

Agere

LSI

Business Segment

GPRS/EDGE/3G

Wired/Wireless Public Infrastructure

Server & Storage Semi

Storage Systems

*

*

*

* Total combined revenue from last 4 quarters ending Sept’06

SAMSUNG Seagate Hitachi Global Storage Technologies TOSHIBA WD Western Digital FUJITSU	EMULEX BROCADE QLOGIC	DELL HITACHI Inspire the Next FUJITSU COMPUTERS SIEMENS IBM NEC hp invent Sun microsystems lenovo 联想 sgi Teradata EMC² where information lives acer intel inspur	

LSI LOGIC

agere systems

Grow Revenue Engines - Storage

Silicon =  >$1.28B          Systems = $742M

Internal & External RAID
Products

Server Storage
Components

SAN
Infrastructure

HDD / Tape

* Total combined revenue from last 4 quarters ending Sept’06

*

Grow within and beyond the enterprise

*

Grow Revenue Engines - Storage HDD

Agere

LSI

Current HDD
Position

Grow silicon footprint

New integration opportunities

Expand customer presence

Unique platform for innovation with
silicon to systems position

Increase market coverage

Growth Opportunities

Consumer

Mobile

Desktop

Enterprise

2009 HDD Semi TAM = $4.5B*

Collective expertise in read channel,
motor controller, pre-amp, and SOCs

Opportunity to grow footprint in all
segments

Complete HDD product offering for all segments

* Based on IDC ’06 -’09 Semiconductor Revenue Forecast

Motor
Controller

Read/Write
Channel

Hard Disk
Controller

Preamp

SOC

Spindle Motor

Head

Drive Electronics

VCM

Media

LSI LOGIC

agere systems

LSI LOGIC

agere systems

Extend Industry Leadership

>10,400

>5,800

>4,600

US Patents**

>1,700

>4,200

$849M

Combined

>800

>1,900

$404M

>900

PhD’s & MSEE’s

>2,300

Total Engineers

$445M

R&D Investment*

*   GAAP numbers for the last 4 quarters ending Sept’06.

** Pending and Issued

Strengthen Financials

Committed to increasing shareholder value

*

*

$1.4B in combined cash with almost $700M in net cash*

Balance
Sheet

Expected to be meaningfully accretive to non-GAAP EPS in 2008

  - Before the effect of any share repurchases

Shareholder
Value

Substantial cost savings in calendar year 2007

Annualized cost savings of at least $125M in 2008

Increased efficiencies in manufacturing and operating expenses

Operational
Efficiencies

The new LSI is better positioned to deliver sustainable long-term revenue growth with multiple growth engines

Revenue
Growth

Based on balance sheets for the quarters ended September 2006 as adjusted to reflect LSI’s subsequent redemption of $272M

Successful Integration Roadmap

Focused on value creation and efficient integration

Mobilize

Plan

Implement

Ensure seamless
transition from customer
service and product
delivery perspective

Integration plan
focused on key
value drivers

Revenues

Synergies

Organizational
Structure

Formation of joint
integration team led
by LSI and Agere
CEOs

Leveraging talent and
experience from both
companies

A Compelling Combination

Shareholders

Positions the new LSI for long term growth and profitability

Delivers significant operational synergies

$500M stock repurchase program authorized

Employees

Increases our overall competitiveness

Strengthens position within the industry

Customers

Delivers expanded technology, design competencies and
systems expertise

More R&D in focused areas

BACKUP

7 New Additions to LSI Executive Staff

Established CTO Office

Added 3 New BOD Members in Q3’06

Significant Progress on LSI Transformation

Focused on Storage and Consumer

No longer broad base ASIC supplier

Terminated RapidChip, Sold ZSP

Moved to Fabless Model

Sold Gresham for $105M

New leadership
and structure

Aligned Businesses
to Focused Strategy

Extract synergies
across product lines

Deliver Long-Term
Growth & Profitability

Integrated Silicon to Systems Storage
Offering to Server/Storage OEMs

Steady Progress Towards Business Model

Double Digit Op Inc Growth

Strong Balance Sheet Position

Agere - Successful Turnaround in Progress

Focus on assessing
and aligning the
business

Leadership changes

Corporate wide vision
& strategy

Evaluate opportunities
to partner

Design Wins in flight to
grow revenues in 2H’07

Drive competitive levels
of revenue growth

15%+ non-GAAP
operating margins

Revenue Growth

Earnings Growth

Stabilization

Focus on driving
growth in earnings

Narrowing of
investment areas

Achieve consistent
double digit non GAAP
operating margins

FY06 represented the first full year of GAAP profitability

Home Networks

High-Speed
Transmission

Decades of experience

with TM algorithms

System-on-a-Chip

Integration

Grow Revenue Engines - Networking

Public Wireless/Wired Network

Business Networks

Common Software &
Hardware

Service enabled platforms for
the Home, SMB, Enterprise,
and Public Access Networks

TrueOne converged IP
network delivering high quality
and reliable services

Voice, Video, Data Mobile

Significant LSI enterprise
connectivity expertise

Expand quality of services to the premise

1400
1200
1000
800
600
400
200
0
2005
2006
2007
2008
2009
2010
Legacy
CDMA
Agere SAM

Expanding business with
Samsung in GPRS, EDGE & 3G

135M cell phones worldwide
using Agere silicon

TrueNTRY™ line of products
enables CD quality music in cell
phones

Customer expansion with Amoi
and Chi Mei

Early entrant with high-bandwidth
HSDPA solution

Source: Gartner & Agere consolidated view, Jan 2006

CY09e

Grow Revenue Engines - Mobility

Total Handsets Unit Volumes (Mu)

Focused on the high
volume sweet-spot of
the handset market

Grow from a solid GPRS/EDGE base

HD STB

iDTV

PND (Navi)

BD / HD

PMP / Mobile

HD Home Media Server

Today (2006)

eToy / Edu.
(ZEVIO™)

DVDR / Prof.
(DoMiNo®)

Preserve strong position in DVDR
utilizing DoMiNo® architecture

Expand into new markets based
on industry transition to
MPEG4/H.264/VC-1

Expand into portable consumer
markets based with ZEVIO™

E- toys, Edutainment, Personal
Navigation

Expand into adjacent consumer
markets (iDTV, STB)

Display & Channel Technology

Grow Revenue Engines - Entertainment CE

Expand media processing strength into adjacencies